Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2025
Prospectus

The following information replaces similar information for Defense and Aerospace Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Clayton Pfannenstiel (Co-Portfolio Manager) has managed the fund since 2021.
Effective January 31, 2026, Mr. Pfannenstiel will no longer serve as Co-Portfolio Manager of the fund and Mr. Haggerty will assume sole portfolio manager responsibilities.
Todd Haggerty (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information for Defense and Aerospace Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Todd Haggerty is Co-Portfolio Manager of Defense and Aerospace Portfolio, which he has managed since 2025. Since joining Fidelity Investments in 2007, Mr. Haggerty has worked as an analyst and portfolio manager.
Clayton Pfannenstiel is Co-Portfolio Manager of Defense and Aerospace Portfolio, which he has managed since 2021. Since joining Fidelity Investments in 2018, Mr. Pfannenstiel has worked as a high yield research analyst and portfolio manager.
Effective January 31, 2026, Mr. Pfannenstiel will no longer serve as Co-Portfolio Manager of Defense and Aerospace Portfolio and Mr. Haggerty will assume sole portfolio manager responsibilities.
Proposed Reorganization. The Board of Trustees of Fidelity Select Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Industrials Portfolio and Fidelity Advisor® Industrials Fund pursuant to which Industrials Portfolio would be reorganized on a tax-free basis with and into Fidelity Advisor® Industrials Fund.
As a result of the proposed Reorganization, shareholders of Industrials Portfolio would receive corresponding shares of Fidelity Advisor® Industrials Fund.
The Agreement provides for the transfer of all of the assets of Industrials Portfolio in exchange for corresponding shares of Fidelity Advisor® Industrials Fund equal in value to the net assets of Industrials Portfolio and the assumption by Fidelity Advisor® Industrials Fund of all of the liabilities of Industrials Portfolio. After the exchange, Industrials Portfolio will distribute the Fidelity Advisor® Industrials Fund shares to its shareholders pro rata, in liquidation of Industrials Portfolio. As a result, shareholders of Industrials Portfolio will become shareholders of Fidelity Advisor® Industrials Fund (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 17, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Industrials Portfolio nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-800-544-8544.
The following information replaces similar information for Industrials Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Co-Portfolio Manager) has managed the fund since 2023.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for the fund and Mr. Pfannenstiel will assume sole portfolio manager responsibilities.
Clayton Pfannenstiel (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information for Industrials Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Clayton Pfannenstiel is Co-Portfolio Manager of Industrials Portfolio, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2018, Mr. Pfannenstiel has worked as a high yield research analyst and portfolio manager.
David Wagner is Co-Portfolio Manager of Industrials Portfolio, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for Industrials Portfolio and Mr. Pfannenstiel will assume sole portfolio manager responsibilities.
SELCI-PSTK-0725-133 1.911519.133	July 31, 2025
Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2025
Prospectus

The following information replaces similar information for Insurance Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Fahim Razzaque (Co-Portfolio Manager) has managed the fund since 2022.
Effective January 31, 2026, Mr. Razzaque will no longer serve as Co-Portfolio Manager of the fund and Ms. Abernethy will assume sole portfolio manager responsibilities.
Nicole Abernethy (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information for Insurance Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Nicole Abernethy is Co-Portfolio Manager of Insurance Portfolio, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2011, Ms. Abernethy has worked as a research analyst and portfolio manager.
Fahim Razzaque is Co-Portfolio Manager of Insurance Portfolio, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Razzaque has worked as a managing director of research, research analyst, and portfolio manager.
Effective January 31, 2026, Mr. Razzaque will no longer serve as Co-Portfolio Manager of Insurance Portfolio and Ms. Abernethy will assume sole portfolio manager responsibilities.
SELFIN-PSTK-0725-137 1.916419.137	July 31, 2025